UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported)  January 8, 2008
                                                          ---------------


                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                 File No. 1-8989               13-3286161
       --------                 ---------------               ----------
    (State or Other               (Commission                (IRS Employer
    Jurisdiction of               File Number)             Identification No.)
    Incorporation)


              383 Madison Avenue, New York, New York       10179
              ----------------------------------------  ---------
              (Address of Principal Executive Offices)  (Zip Code)


  Registrant's telephone number, including area code:          (212) 272-2000
                                                               --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On January 8, 2008, James E. Cayne notified the board of directors of The Bear Stearns Companies Inc. (the "Company") of his decision to retire from his position as chief executive officer of the Company effective immediately. Mr. Cayne retired from the Company effective January 8, 2008. Mr. Cayne will continue to serve as chairman of the board of directors of the Company.

The Company has not entered into an agreement with Mr. Cayne regarding the terms of his retirement at this time. Should the Company enter into any agreement or arrangement with Mr. Cayne, such agreement or arrangement will be disclosed in a subsequent filing.

The Company's related press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

(c) Also on January 8, 2008, Alan D. Schwartz, age 57, was appointed chief executive officer of the Company effective January 8, 2008.

Mr. Schwartz joined Bear Stearns in 1976. He became executive vice president and head of the Investment Banking Division in 1985. Mr. Schwartz was named president and co-chief operating officer in June 2001 and sole president in August 2007. Mr. Schwartz has also served as a director of the Company from 1987 until 1996 and from 1999 until present and he is a member of the Company's Executive Committee.

There are no material plans, contracts or arrangements, nor any material amendments to any existing plans, contracts or arrangements between Mr. Schwartz and any other person in connection with Mr. Schwartz's appointment.

The Company has formed several limited partnerships that provide investment opportunities for the Company's key employees. For the fiscal year ended November 30, 2007, distributions from these partnerships consisting of return of capital and gains to Mr. Schwartz were $2,808,812.

The Company's related press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

     99.1     Press Release, dated January 8, 2008.

                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 THE BEAR STEARNS COMPANIES INC.



                                 By: /s/ Jeffrey M. Farber
                                     -------------------------------------------
                                     Jeffrey M. Farber
                                     Senior Vice President - Finance, Controller
                                     (Principal Accounting Officer)


Dated: January 14, 2008